SEMI ANNUAL REPORT



                               SEPTEMBER 30, 1997



                          TEMPLETON DRAGON FUND, INC.



[LOGO] FRANKLIN TEMPLETON

[LOGO] CELEBRATING 50 YEARS

CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.


In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF J. MARK MOBIUS, PH.D.]

J. MARK MOBIUS, PH.D.
President
Templeton Dragon
Fund, Inc.


Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $15 billion in emerging markets investments for the Templeton Group of Funds.

SHAREHOLDER LETTER

Your Fund's Objective: The Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.


Dear Shareholder:

We are pleased to bring you this semi-annual report for the Templeton Dragon Fund, which covers the six months ended September 30, 1997.

The reporting period was a rollercoaster ride for equity prices in Hong Kong and China. The Hong Kong market in particular experienced sharply increased volatility immediately preceding and following the territory's handover to China on July 1, 1997. This volatility was enhanced by the Asian currency crisis despite the relative stability of the Hong Kong dollar's value. Within this environment, the Fund posted a six-month total return of 13.58% in market-price terms and 15.51% in terms of net asset value, as discussed in the Performance Summary on page 5.

At the close of the reporting period, 76.1% of the Fund's total net assets were invested in Hong Kong, 11.5% in the markets of mainland China, 0.3% in Singapore, 0.1% in Denmark, and 12.0% in short-term obligations and other net assets. The Fund's largest single position continued to be HSBC Holdings Plc,(1) the holding company for Hongkong Bank, with over 400


CONTENTS

Shareholder Letter ............   1

Performance Summary ...........   5

Financial Highlights and
Statement of Investments ......   7

Financial Statements ..........  12

Notes to Financial
Statements ....................  15


[PYRAMID GRAPH]


1. A complete listing of all stocks in the portfolio as of September 30, 1997 begins on page 8.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/97

[PIE CHART]

Hong Kong                        76.1%
China                            11.5%
Other Countries                   0.4%
Short-Term Obligations & Other
Net Assets                       12.0%


offices worldwide and major subsidiaries in the U.S. and the U.K. We also maintained significant holdings of New World Development Co. Ltd. and Sun Hung Kai Properties Ltd., companies with large real estate holdings and commercial interests in Hong Kong and mainland China.

As you know, China regained sovereignty over Hong Kong on July 1, 1997. Some people believe the handover of Hong Kong could ultimately mean an end to economic and personal freedoms there. We think this is unlikely, but developments following any major transfer of political power cannot be predicted. In our opinion, China's leaders are pragmatic, and are likely to use Hong Kong as a blueprint for a market economy, which could benefit its citizens immeasurably. While we expect that problems will arise during this process, we are hopeful they will be overcome. Under Chinese rule, Hong Kong has the chance to become much more than just an important island state. Together, Hong Kong and China have the potential to become the largest economic superpower the world has ever known.

In September, President Jiang Zemin committed China to an extensive reform program, including the widespread sell-off of state-owned companies. He also pledged to pursue a "survival of the fittest" policy with regard to state-owned companies, indicating that he will allow some of them to go bankrupt. Since the state sector has been a heavy burden on the economy, deflecting resources from more efficient private sector uses, these measures, if adopted, will probably prove to be extremely important. They could have the effect of allowing interest rates to fall, which would be good for both the market and the economy. Despite the positive aspects of reforming the state sector, the Chinese government faces the unenviable task of preventing widespread social unrest if unemployment rises.

We are generally optimistic about long-term prospects for the Shenzhen, Shanghai, and Hong Kong markets. In our view, share prices on the Shenzhen and Shanghai exchanges have the potential to rise if strong economic fundamentals and solid corporate earnings continue, while stocks in Hong Kong could perform well if the post-handover political environment remains favorable and capital from mainland China continues to be invested in this market. A continued commitment by the Hong Kong Monetary Authority to maintain the value of Hong Kong's dollar versus the U.S. dollar could also help share prices.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of September 30, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. Investing in "China companies" is no exception and entails special considerations, including risks related to market and currency volatility, adverse economic, social, and political developments, and the relatively small size and lesser liquidity of the markets involved. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong

 TOP 10 HOLDINGS
 9/30/97

 COMPANY                                % OF TOTAL
 INDUSTRY, COUNTRY                      NET ASSETS
--------------------------------------------------
 HSBC Holdings Plc,
 Banking, Hong Kong                       12.8%

 Cheung Kong Holdings Ltd.,
 Multi-Industry, Hong Kong                10.6%

 New World Development Co. Ltd.,
 Real Estate, Hong Kong                    8.1%

 Sun Hung Kai Properties Ltd.,
 Real Estate, Hong Kong                    6.2%

 Wheelock and Co. Ltd.,
 Multi-Industry, Hong Kong                 4.2%

 Hang Lung Development Co. Ltd.,
 Real Estate, Hong Kong                    3.9%

 Hong Kong Electric Holdings Ltd.,
 Utilities Electrical & Gas,
 Hong Kong                                 3.3%

 Hopewell Holdings Ltd.,
 Construction & Housing,
 Hong Kong                                 3.3%

 Swire Pacific Ltd.,
 Multi-Industry, Hong Kong                 3.0%

 Jardine Matheson Holdings Ltd.,
 Multi-Industry, Hong Kong                 2.7%


For a complete list of portfolio holdings, please see page 8 of this report.

market has increased 1,523% in the last 15 years, but has suffered four declines of more than 20% during that time.(2)

Thank you for investing in the Templeton Dragon Fund. We appreciate your support and welcome your comments.

Sincerely,


/s/ J. Mark Mobius


J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.



(2.) Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended September 30, 1997.


--------------------------------------------------------------------------------
On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

In market-price terms, the Templeton Dragon Fund produced a total return of 13.58% for the six months ended September 30, 1997. Based on the change in net asset value (in contrast to market price), the Fund delivered a total return of 15.51% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing market price on the New York Stock Exchange increased $1.50, from $14.50 on March 31, 1997, to $16.00 on September 30, 1997, while the net asset value increased $2.23, from $18.25 to $20.48.

Shareholders received combined distributions totaling 47 cents ($0.47) per share, including long-term capital gains of 34.0 cents ($0.34), short-term capital gains of 11.0 cents ($0.11), and dividend income of 2.0 cents ($0.02). Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.



Past performance is not predictive of future results.

 TEMPLETON DRAGON FUND
 Periods ended 9/30/97

                                                                 SINCE
                                                               INCEPTION
                                          1-YEAR     3-YEAR    (9/21/94)
------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in net asset value     29.80%     62.99%      62.87%
   Based on change in market price        24.51%     17.50%      19.61%

Average Annual Total Return(2)
   Based on change in net asset value     29.80%     17.69%      17.50%
   Based on change in market price        24.51%      5.52%       6.10%

(1.) Cumulative total returns represent the change in value of an investment over the periods indicated.

(2.) Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan, and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary markets. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                      SIX MONTHS ENDED                     YEAR ENDED MARCH 31,
                                                     SEPTEMBER 30, 1997         ------------------------------------------
                                                        (UNAUDITED)               1997             1996            1995+
                                                 -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period..........               $18.25               $15.73           $13.97           $14.10
                                                 -----------------------------------------------------------
Income from investment operations:
 Net investment income........................                  .24                 0.34              .37              .22
 Net realized and unrealized gains (losses)...                 2.46                 2.82             1.92             (.22)
                                                 -----------------------------------------------------------
Total from investment operations..............                 2.70                 3.16             2.29             (.00)
                                                 -----------------------------------------------------------
Underwriting expenses deducted from capital...                   --                   --               --             (.04)
                                                 -----------------------------------------------------------
Less distributions:
 Dividends from net investment income.........                 (.02)                (.34)            (.47)            (.09)
 Distributions from net realized gains........                 (.45)                (.30)            (.06)              --
                                                 -----------------------------------------------------------
Total distributions...........................                 (.47)                (.64)            (.53)            (.09)
                                                 -----------------------------------------------------------
Net asset value, end of period................               $20.48               $18.25           $15.73           $13.97
                                                 -----------------------------------------------------------
Total return*
 Based on market value per share..............               13.58%                7.80%           21.11%         (19.34)%
 Based on net asset value per share...........               15.51%               20.76%           16.89%          (0.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............           $1,106,000             $985,719         $849,510         $754,227
Ratios to average net assets:
 Expenses.....................................                1.50%**              1.50%            1.52%            1.54%**
 Net investment income........................                2.39%**              1.93%            2.48%            2.99%**
Portfolio turnover rate.......................                6.11%                8.73%            7.81%               --
Average commission rate paid***...............               $.0011               $.0017           $.0018               --

 *Total return is not annualized.
 **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year end
   1996 disclosure of average commission rate was not required.
 +For the period September 8, 1994 (commencement of operations) to March 31,
  1995.
                        See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED)

                                                                    COUNTRY            SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.0%
APPLIANCES & HOUSEHOLD DURABLES 1.8%
Semi-Tech Co. Ltd. ............................................    Hong Kong           7,517,097         $   10,928,837
*Semi-Tech Co. Ltd., wts. .....................................    Hong Kong             710,407                148,728
*Shanghai Narcissus Electric Appliances Co. Ltd., B............      China             5,636,320                698,904
*Shanghai Shangling Electric Appliance, B......................      China            12,323,140              3,327,248
*Shanghai Vacuum Electron Devices Co. Ltd., B..................      China             6,878,701              1,128,107
Shenzhen Huafa Electronics Co. Ltd., B.........................      China               185,900                 67,268
Shenzhen Konka Electronic Group Co. Ltd., B....................      China             2,364,415              3,208,369
                                                                                                         --------------
                                                                                                             19,507,461
                                                                                                         --------------
AUTOMOBILES 0.6%
Jardine International Motor Holdings Ltd. .....................    Hong Kong           5,887,000              6,352,604
                                                                                                         --------------
BANKING 12.8%
HSBC Holdings Plc. ............................................    Hong Kong           4,241,660            141,973,370
                                                                                                         --------------
BUILDING MATERIALS & COMPONENTS 1.2%
*China Southern Glass Co. Ltd., B..............................      China            11,065,857              5,248,345
K Wah International Holdings Ltd. .............................    Hong Kong          15,462,125              6,044,576
Shanghai Yaohua Pilkington Glass, B............................      China             8,056,475              2,497,507
                                                                                                         --------------
                                                                                                             13,790,428
                                                                                                         --------------
CHEMICALS 1.6%
*Beijing Yanhua Petrochemical Company Ltd., ADR................      China                39,000                821,438
Shanghai Chlor-Alkali Chemical Co. Ltd., B.....................      China            10,865,000              3,259,500
Shanghai Petrochemical Co. Ltd., H.............................      China            37,966,000             12,143,429
*Shenzhen Petrochemical Shareholding Co. Ltd., B...............      China             3,535,532              1,165,108
                                                                                                         --------------
                                                                                                             17,389,475
                                                                                                         --------------
CONSTRUCTION & HOUSING 3.3%
Hopewell Holdings Ltd. ........................................    Hong Kong          59,435,021             36,100,362
                                                                                                         --------------
ELECTRICAL & ELECTRONICS 0.5%
GP Batteries International Ltd. ...............................    Singapore             900,000              2,789,147
*GP Batteries International Ltd., wts. ........................    Singapore             225,000                253,024
Great Wall Electronic International Ltd. ......................    Hong Kong          16,300,264              1,811,609
*Great Wall Electronic International Ltd., rts. ...............    Hong Kong           6,520,105                 50,557
*Shanghai Automation Instrumentation Co., B....................      China             5,706,415                913,026
                                                                                                         --------------
                                                                                                              5,817,363
                                                                                                         --------------
ELECTRONIC COMPONENTS & INSTRUMENTS 0.1%
*S. Megga International Holdings Ltd. .........................    Hong Kong          10,262,800              1,366,074
                                                                                                         --------------
ENERGY SOURCES 0.1%
*Inner Mongolia Yitai Coal Co. Ltd., B.........................      China             1,943,000              1,010,360
                                                                                                         --------------
FINANCIAL SERVICES 1.9%
JCG Holdings Ltd. .............................................    Hong Kong           5,943,000              4,684,970
Peregrine Investments Holdings Ltd.............................    Hong Kong           4,306,000              7,317,640
Sun Hung Kai & Co. Ltd. .......................................    Hong Kong          22,811,600              8,180,691
*Sun Hung Kai & Co. Ltd., wts. ................................    Hong Kong           4,562,320                748,791
                                                                                                         --------------
                                                                                                             20,932,092
                                                                                                         --------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                    COUNTRY            SHARES                VALUE
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 0.7%
Golden Resources Development International Ltd. ...............    Hong Kong          23,656,000         $    3,515,689
Shanghai New Asia Group Co. Ltd., B............................      China             9,993,960              3,877,656
Tingyi (Cayman Islands) Holding Corp. .........................    Hong Kong           4,333,000                862,344
                                                                                                         --------------
                                                                                                              8,255,689
                                                                                                         --------------
HEALTH & PERSONAL CARE 0.0%
*Zhuhai Sez Lizhu Pharmaceutical Group Inc., B.................      China             1,710,368                594,584
                                                                                                         --------------
INDUSTRIAL COMPONENTS 0.6%
*Shanghai Refrigerator Compressor Co. Ltd., B..................      China             7,466,733              2,732,824
*Shanghai Rubber Belt Co. Ltd., B..............................      China             2,079,126                392,955
Shanghai Tyre & Rubber Co. Ltd., B.............................      China             9,774,000              4,105,080
                                                                                                         --------------
                                                                                                              7,230,859
                                                                                                         --------------
LEISURE & TOURISM 0.7%
Hongkong & Shanghai Hotels Ltd. ...............................    Hong Kong           3,134,000              3,807,134
*Lai Sun Hotels International Ltd., wts. ......................    Hong Kong           2,299,289                115,886
*Shanghai Jin Jiang Tower Co. Ltd., B..........................      China            14,723,850              3,798,753
                                                                                                         --------------
                                                                                                              7,721,773
                                                                                                         --------------
MACHINERY & ENGINEERING 0.8%
*China Textile Machinery Co. Ltd., B...........................      China             2,588,300                346,832
Guangzhou Shipyard International Co. Ltd., H...................      China               622,000                184,880
Northeast Electric Transmission & Transformation, H............      China            10,246,000              2,582,024
*+Shanghai Erfangji Textile Machinery Co. Ltd., B..............      China            24,217,734              2,809,257
+Shanghai Industrial Sewing Machine Corp., B...................      China            12,369,110              1,570,877
*Shanghai Steel Tube Co. Ltd., B...............................      China             5,705,300                741,689
*Shanghai Zhenhua Port Machinery Co. Ltd., B...................      China               330,000                293,040
                                                                                                         --------------
                                                                                                              8,528,599
                                                                                                         --------------
MERCHANDISING 2.8%
Dairy Farm International Holdings Ltd. ........................    Hong Kong          24,953,453             23,705,780
Ostasiatiske Kompagnie.........................................     Denmark               61,572                841,835
Fortei Holdings Ltd. ..........................................    Hong Kong           3,978,000                313,593
Joyce Boutique Holdings Ltd. ..................................    Hong Kong           6,081,000                958,752
*Wo Kee Hong Holdings Ltd. ....................................    Hong Kong          46,176,000              4,773,947
*Yaohan Hongkong Corp. Ltd. ...................................    Hong Kong           4,062,000                225,725
                                                                                                         --------------
                                                                                                             30,819,632
                                                                                                         --------------
METALS & MINING 0.7%
*Bengang Steel Plates Co. Ltd. ................................      China             7,526,000              2,441,233
Maanshan Iron & Steel Co. Ltd., H..............................      China            19,676,000              4,856,703
                                                                                                         --------------
                                                                                                              7,297,936
                                                                                                         --------------
MISC MATERIALS & COMMODITIES 0.2%
Luoyang Glass Co. Ltd., H......................................      China             8,809,000              2,003,598
                                                                                                         --------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                    COUNTRY            SHARES                VALUE
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 24.2%
Cheung Kong Holdings Ltd. .....................................    Hong Kong          10,392,000         $  116,839,493
Jardine Matheson Holdings Ltd. (Singapore).....................    Hong Kong           3,728,325             30,199,433
Jardine Strategic Holdings Ltd. (Singapore)....................    Hong Kong           8,123,625             31,844,610
*Jardine Strategic Holdings Ltd., wts. ........................    Hong Kong             349,625                220,264
Lai Sun Garment International Ltd. ............................    Hong Kong           7,023,000              8,576,809
Swire Pacific Ltd., A..........................................    Hong Kong           1,113,000              8,522,260
Swire Pacific Ltd., B..........................................    Hong Kong          16,876,000             24,971,595
WBL Corp. Ltd. ................................................    Singapore              89,000                228,101
Wheelock and Co. Ltd. .........................................    Hong Kong          22,831,000             46,470,438
                                                                                                         --------------
                                                                                                            267,873,003
                                                                                                         --------------
REAL ESTATE 22.3%
Hang Lung Development Co. Ltd. ................................    Hong Kong          22,851,000             42,967,440
Lai Sun Development Co. Ltd. ..................................    Hong Kong          22,590,400             20,581,845
*Lai Sun Development Co. Ltd., wts. ...........................    Hong Kong           5,689,000                356,573
New World Development Co. Ltd. ................................    Hong Kong          14,770,135             89,330,876
Shanghai Jinqiao Export Processing Zone Development, B.........      China             6,773,130              3,373,019
*Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co. Ltd., B....      China            10,220,866             10,915,885
Shanghai Wai Gaoqiao Free Trade Zone Dev. Co., B...............      China             1,508,000                750,984
*Shenzhen Properties & Resources Development Ltd., B...........      China             3,361,180              1,081,589
Shenzhen Vanke Co. Ltd., B.....................................      China             6,602,692              4,693,048
Sun Hung Kai Properties Ltd. ..................................    Hong Kong           5,859,000             68,902,688
Tian An China Investments Co. Ltd. ............................    Hong Kong          24,497,000              3,355,753
                                                                                                         --------------
                                                                                                            246,309,700
                                                                                                         --------------
RECREATION & OTHER CONSUMER GOODS 2.5%
KTP Holdings Ltd. .............................................    Hong Kong           1,921,750              1,216,926
*Phoenix Co. Ltd. .............................................      China             6,451,530                838,699
*Shanghai Wingsung Co. Ltd., B.................................      China               264,500                 52,900
*Shenzhen China Bicycles Co. Ltd., B...........................      China            13,362,400              3,902,691
Yue Yuen Industrial (Holdings) Ltd. ...........................    Hong Kong           8,299,000             21,342,737
                                                                                                         --------------
                                                                                                             27,353,953
                                                                                                         --------------
TEXTILES & APPAREL 1.3%
Goldlion Holdings Ltd. ........................................    Hong Kong          15,930,000              9,366,955
Laws International Holdings Ltd. ..............................    Hong Kong          22,510,000              4,596,252
*Shanghai Kaikai Industrial Company Limited, fgn. .............      China             1,200,000                523,200
Tungtex (Holdings) Co. Ltd. ...................................    Hong Kong           1,130,000                140,191
                                                                                                         --------------
                                                                                                             14,626,598
                                                                                                         --------------
TRANSPORTATION 2.5%
Chiwan Wharf Holdings Ltd., B..................................      China             9,001,800              3,676,103
Cross Harbour Tunnel Co. Ltd. .................................    Hong Kong           1,268,000              2,589,093
Guangshen Railway Co. Ltd., ADR................................      China               207,500              3,566,406
IMC Holdings Ltd...............................................    Hong Kong             121,000                 59,030
Orient Overseas International Ltd. ............................    Hong Kong           3,510,000              2,540,191
*+Shanghai Dazhong Taxi Shareholding Co. Ltd., B...............      China            15,443,800             14,733,385
                                                                                                         --------------
                                                                                                             27,164,208
                                                                                                         --------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                    COUNTRY            SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 4.8%
Guangdong Electric Power Development Co. Ltd., B, 144A.........      China             2,035,200         $    1,446,576
Hong Kong Electric Holdings Ltd. ..............................    Hong Kong           9,897,500             36,837,426
Shandong Huaneng Power Development Co. Ltd., ADR...............      China               898,600              8,817,513
Wing Shan International Ltd. ..................................    Hong Kong          21,616,000              5,586,973
                                                                                                         --------------
                                                                                                             52,688,488
                                                                                                         --------------
TOTAL COMMON STOCKS (COST $672,476,436)........................                                             972,708,209
                                                                                                         --------------
                                                                                     PRINCIPAL
                                                                                      AMOUNT**
                                                                                    -----------
SHORT TERM OBLIGATIONS (COST $126,123,324) 11.4%
 U.S. Treasury Bills, 4.765% to 5.16% with maturities to
   12/26/97....................................................  United States      $127,021,000            126,185,023
                                                                                                         --------------
TOTAL INVESTMENTS (COST $798,599,760) 99.4%....................                                           1,098,893,232
OTHER ASSETS, LESS LIABILITIES 0.6%............................                                               7,106,642
                                                                                                         --------------
TOTAL NET ASSETS 100.0%........................................                                          $1,105,999,874
                                                                                                         ==============

 *Non-income producing.
**Securities traded in U.S. dollars.
 +The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at September 30, 1997, were $19,113,519.
                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $798,599,760)..........................  $1,098,893,232
 Cash.............................................................................          42,691
 Receivables:
  Investment securities sold......................................................       4,916,642
  Dividends and interest..........................................................       4,370,486
 Unamortized organization costs...................................................           7,323
                                                                                    --------------
     Total assets.................................................................   1,108,230,374
                                                                                    --------------
Liabilities:
 Payable:
  Investment Securities purchased.................................................         287,042
  Affiliates......................................................................       1,285,819
 Accrued expenses.................................................................         657,639
                                                                                    --------------
     Total liabilities............................................................       2,230,500
                                                                                    --------------
      Net assets, at value........................................................  $1,105,999,874
                                                                                    ==============
Net assets consist of:
 Undistributed net investment income..............................................  $   12,727,269
 Net unrealized appreciation......................................................     300,293,472
 Accumulated net realized gain....................................................      33,684,174
 Capital shares...................................................................     759,294,959
                                                                                    --------------
     Net assets, at value.........................................................  $1,105,999,874
                                                                                    ==============

Net asset value per share ($1,105,999,874 / 54,007,093 shares outstanding)........          $20.48
                                                                                    ==============

                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

Investment income:
(net of $13,118 foreign taxes withheld)
 Dividends.............................................................   $17,609,798
 Interest..............................................................     3,462,385
                                                                          ------------
     Total investment income...........................................                  $ 21,072,183
Expenses:
 Management fees (Note 3)..............................................     6,746,778
 Administrative fees (Note 3)..........................................       809,613
 Transfer agent fees...................................................        48,375
 Custodian fees........................................................       189,175
 Reports to shareholders...............................................       156,850
 Registration and filing fees..........................................        31,450
 Professional fees (Note 3)............................................        54,400
 Directors' fees and expenses..........................................        41,600
 Amortization of organization costs....................................         2,013
 Other.................................................................        65,219
                                                                          ------------
     Total expenses....................................................                     8,145,473
                                                                                         ------------
      Net investment income............................................                    12,926,710
                                                                                         ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..........................................................    33,896,701
  Foreign currency transactions........................................        (6,967)
                                                                          ------------
 Net realized gain.....................................................                    33,889,734
 Net unrealized appreciation on investments............................                    98,848,027
                                                                                         ------------
Net realized and unrealized gain.......................................                   132,737,761
                                                                                         ------------
Net increase in net assets resulting from operations...................                  $145,664,471
                                                                                         ============

                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS ENDED
                                                                        SEPTEMBER 30, 1997         YEAR ENDED
                                                                           (UNAUDITED)           MARCH 31, 1997
                                                                        ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income........................................           $   12,926,710          $  18,092,946
  Net realized gain from investments and foreign currency
    transactions...............................................               33,889,734             33,644,962
  Net unrealized appreciation on investments...................               98,848,027            118,765,665
                                                                               --------------------------------
      Net increase in net assets resulting from operations.....              145,664,471            170,503,573
 Distributions to shareholders from:
  Net investment income........................................               (1,080,142)           (18,362,411)
  Net realized gains...........................................              (24,303,191)           (15,932,093)
                                                                               --------------------------------
      Net increase in net assets...............................              120,281,138            136,209,069
Net assets:
 Beginning of period...........................................              985,718,736            849,509,667
                                                                               --------------------------------
 End of period.................................................           $1,105,999,874          $ 985,718,736
                                                                               --------------------------------
Undistributed net investment income included in net assets:
 Beginning of period...........................................           $      880,701          $   1,150,166
                                                                               --------------------------------
 End of period.................................................           $   12,727,269          $     880,701
                                                                               --------------------------------

                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve its objective by investing in equity securities of China companies, Japan companies and Asia-Pacific companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARES

At September 30, 1997, there were 100 million shares authorized ($0.01 par value). During the period ended September 30, 1997 and the year ended March 31, 1997, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average daily net assets, of which 0.10% is paid to Nomura Capital Management, Inc. (NCM).

During the period ended September 30, 1997, legal fees of $384 were paid to a law firm in which an officer of the Fund is a partner.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1997 aggregated $57,510,770 and $73,452,901, respectively.

5.  INCOME TAXES

At September 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $798,623,590 was as follows:

        Unrealized appreciation..........  $333,523,943
        Unrealized depreciation..........   (33,254,301)
                                           ------------
        Net unrealized appreciation......  $300,269,642
                                           ============

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, September 23, 1997

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1997. The purpose of the meeting was to elect five Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998, to consider the approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund, and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin, and Fred R. Millsaps.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. The proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund was rejected by shareholders. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1.  The election of five (5) Directors for the terms set forth below:

                                           % OF                          % OF
                                        OUTSTANDING                   OUTSTANDING
 TERM EXPIRING 2000:         FOR          SHARES         WITHHELD       SHARES
---------------------    -----------    -----------     ----------    -----------
John Wm. Galbraith        44,102,371       81.66%        2,813,257       5.21%
Betty P. Krahmer          44,163,072       81.77%        2,752,556       5.10%
Gordon S. Macklin         44,114,735       81.68%        2,800,893       5.19%
Fred R. Millsaps          43,995,350       81.46%        2,920,278       5.41%

 TERM EXPIRING 1998:
---------------------
Edith E. Holiday          44,008,938       81.49%        2,906,690       5.38%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending March 31, 1998:

                  % OF                          % OF                          % OF
               OUTSTANDING                   OUTSTANDING                   OUTSTANDING
    FOR          SHARES         AGAINST        SHARES         ABSTAIN        SHARES
-----------    -----------     ----------    -----------     ----------    -----------
44,956,284        83.24%        1,324,959        2.45%        634,385         1.18%

3. The approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an interval fund.

                     % OF                           % OF                          % OF                           % OF
                  OUTSTANDING                    OUTSTANDING                   OUTSTANDING       BROKER       OUTSTANDING
       FOR          SHARES          AGAINST        SHARES         ABSTAIN        SHARES         NON-VOTES       SHARES
   -----------    -----------     -----------    -----------     ----------    -----------     -----------    -----------
   12,906,304        23.90%        14,443,892       26.74%        999,134          1.85%       18,566,298       34.38%

*Harris J. Ashton, Nicholas F. Brady, Martin J. Flanagan, S. Joseph Fortunato,
 Andrew H. Hines, Jr. and Charles B. Johnson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("Mellon") at the address above or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant wishes, Mellon will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. --Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services
Stock Transfer Services
P.O. Box 3312
South Hackensack, New Jersey 07606
1-800-526-0801

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value as of the previous business day may be obtained by calling Franklin Templeton's Fund Information Department after 10 a.m. Eastern Time any business day at 1-800-DIAL-BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing to Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                       This page intentionally left blank

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         10/97.1

TEMPLETON DRAGON FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go up as well as down, and that the investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTDF S97 11/97

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